UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2021

Advanced Energy Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1595 Wynkoop Street, Suite 800, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(970) 407-6626

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AEIS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

2021 Long Term Incentive Plan

Background

On February 1, 2021, the Compensation Committee of the Board of Directors of Advanced Energy Industries, Inc. (the “Company”) approved the 2021 Long Term Incentive Plan (the “LTI Plan”) as an equity sub-plan consisting of awards made under the Company’s 2017 Omnibus Incentive Plan, as amended (the “2017 Plan”), to executive officers of the Company. The LTI Plan consists of three award components as follows: (a) 50% of the LTI Plan award value in the form of time-vesting restricted stock units that vest ratably over a three (3) year period with 1/3rd vesting on each anniversary date of the grant date, subject to continued service, (b) 35% of the LTI Plan award value in the form of performance stock units that vest based on relative total shareholder return, subject to continued service and as more fully described below and (c) 15% of the LTI Plan award value in the form of performance stock units that vest based on the achievement of strategic goals.  Each of the award components is subject to the terms and conditions of the LTI Plan, the 2017 Plan and an award agreement.

The use of relative total shareholder return as a performance measure is authorized by the 2017 Plan but represents a change from the use of revenue and non-GAAP earnings per share as the performance measures under the Company’s 2019 Long Term Incentive Plan as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 11, 2020. The foregoing description of the LTI Plan is a summary only and is qualified by the Form of Long Term Incentive Plan that is filed herewith as Exhibit 10.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Long Term Incentive Plan

104	The cover page from Advanced Energy Industries, Inc. Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Thomas O. McGimpsey
Date: February 4, 2021	Thomas O. McGimpsey
Executive Vice President & Chief Administrative Officer